                                                                    EXHIBIT 99.1

                      [BANC OF AMERICA SECURITIES LOGO](TM)

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$813,545,000 CERTIFICATES (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1

Offered Classes: A-1, A-2, A-3, A-4, A-5, A-6, M-1, M-2, M-3, M-4, M-5 & M-6

ASSET BACKED FUNDING CORPORATION
Depositor

AMERIQUEST MORTGAGE COMPANY
Originator and Servicer

MAY 17, 2005

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

o   SUMMARY OF CERTIFICATES                                                PP.3

o   IMPORTANT DATES AND CONTACTS                                           PP.4

o   SUMMARY OF TERMS                                                       PP.5

o   CREDIT ENHANCEMENT                                                     PP.7

o   PASS-THROUGH RATES                                                     PP.9

o   TRIGGER EVENTS                                                         PP.10

o   YIELD MAINTENANCE AGREEMENT                                            PP.11

o   INTEREST AND PRINCIPAL DISTRIBUTIONS                                   PP.12

o   DEFINITIONS                                                            PP.15

o   BOND SUMMARY                                                           PP.20

o   CAP SCHEDULES                                                          PP.24

o   BREAK EVEN LOSSES AND EXCESS SPREAD                                    PP.25

ANNEX A
-------
COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING ABFC 2005-AQ1 ANNEX

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       2

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                                                     SUMMARY OF CERTIFICATES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Expected
               Expected                              Expected          Expected          INITIAL Credit
              Approximate     Interest  Principal    WAL (yrs)     Principal Window       Enhancement     Expected Ratings
  Class        Size($)(1)       Type       Type      CALL/MAT       (mos) CALL/MAT        Percentage       S&P       FITCH
-------------------------------------------------------------------------------------------------------------------------------

A-1(3)(4)     205,046,000    Floating    Sen Seq     0.75/0.75      1 to 15/1 to 15          8.90%         AAA        AAA
-------------------------------------------------------------------------------------------------------------------------------
  A-2(3)      208,106,000      Fixed     Sen Seq     2.00/2.00     15 to 33/15 to 33         8.90%         AAA        AAA
-------------------------------------------------------------------------------------------------------------------------------
  A-3(3)       42,699,000      Fixed     Sen Seq     3.00/3.00     33 to 39/33 to 39         8.90%         AAA        AAA
-------------------------------------------------------------------------------------------------------------------------------
  A-4(3)      166,961,000      Fixed     Sen Seq     5.00/5.01    39 to 101/39 to 106        8.90%         AAA        AAA
-------------------------------------------------------------------------------------------------------------------------------
  A-5(3)       52,657,000      Fixed     Sen Seq    8.47/12.16   101 to 101/106 to 226       8.90%         AAA        AAA
-------------------------------------------------------------------------------------------------------------------------------
  A-6(3)       75,052,000      Fixed     Sen NAS     6.50/6.65    37 to 101/37 to 224        8.90%         AAA        AAA
-------------------------------------------------------------------------------------------------------------------------------
    M-1        37,073,000      Fixed       Mez       5.63/6.10    37 to 101/37 to 161        4.40%         AA         AA
-------------------------------------------------------------------------------------------------------------------------------
    M-2        13,593,000      Fixed       Mez       5.63/5.92    37 to 101/37 to 133        2.75%          A          A
-------------------------------------------------------------------------------------------------------------------------------
    M-3        3,295,000       Fixed       Mez       5.63/5.78    37 to 101/37 to 114        2.35%         A-         A-
-------------------------------------------------------------------------------------------------------------------------------
    M-4        2,884,000       Fixed       Mez       5.63/5.68    37 to 101/37 to 107        2.00%        BBB+       BBB+
-------------------------------------------------------------------------------------------------------------------------------
    M-5        2,883,000       Fixed       Mez       5.56/5.56    37 to 101/37 to 101        1.65%         BBB        BBB
-------------------------------------------------------------------------------------------------------------------------------
    M-6        3,296,000       Fixed       Mez       5.36/5.36     37 to 93/37 to 93         1.25%        BBB-       BBB-
-------------------------------------------------------------------------------------------------------------------------------
  B-1(2)       3,295,000       Fixed       Mez                                  Excluded Herefrom
-------------------------------------------------------------------------------------------------------------------------------
  B-2(2)       3,707,000       Fixed       Mez                                  Excluded Herefrom
-------------------------------------------------------------------------------------------------------------------------------


(1)  The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2)  The Class B-1 and B-2 Certificates will be offered pursuant to a private placement memorandum.
(3)  The Class A Certificates will be sized on investor demand and may be either combined or further divided.
(4)  The Class A-1 Certificates floating rate and/or fixed rate based on investor demand.

--------------------------------------------------------------------------------
STRUCTURE:
----------
(1)  The margin on the Class A-1 Certificates will double, and the coupons on the Fixed Rate Certificates will increase by 0.50% after the Optional
     Termination Date.
(2)  The Certificates will be subject to the applicable Net WAC Rate as described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------
FIXED-RATE        100% FRM PPC
MORTGAGE LOANS
                  100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       3

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY OF IMPORTANT DATES
------------------------------------------------------------------------------------------------------------------------------

DEAL INFORMATION                                                     COLLATERAL INFORMATION
Expected Pricing         05/17/2005                           Statistical Cut-off Date          05/01/2005
Expected Settlement      06/07/2005                           Cut-off Date                      06/01/2005
First Distribution       07/25/2005
Expected Stepdown        07/25/2008

BOND INFORMATION
                                                                                      Expected
                                   Initial                            Delay        Last Scheduled            Rated Final
    Class        Dated Date      Accrual Days     Accrual Method       Days      Distribution Date(1)       Maturity Date

     A-1         06/07/2005           0               Act/360            0            1/25/2019              06/25/2035
     A-2         06/01/2005           6               30/360            24            8/25/2027              06/25/2035
     A-3         06/01/2005           6               30/360            24            3/25/2029              06/25/2035
     A-4         06/01/2005           6               30/360            24            1/25/2034              06/25/2035
     A-5         06/01/2005           6               30/360            24            3/25/2035              06/25/2035
     A-6         06/01/2005           6               30/360            24            1/25/2035              06/25/2035
     M-1         06/01/2005           6               30/360            24           11/25/2034              06/25/2035
     M-2         06/01/2005           6               30/360            24            7/25/2034              06/25/2035
     M-3         06/01/2005           6               30/360            24            2/25/2034              06/25/2035
     M-4         06/01/2005           6               30/360            24           11/25/2033              06/25/2035
     M-5         06/01/2005           6               30/360            24            8/25/2033              06/25/2035
     M-6         06/01/2005           6               30/360            24            4/25/2033              06/25/2035
     B-1                                                     EXCLUDED HEREFROM
     B-2                                                     EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------------------------

(1)  The Expected Last Scheduled Distribution Date is calculated based on no prepayments and other modeling assumptions.

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE                  Tel:  (212) 847-5095
--------------------------                  Fax: (212) 847-5143

Patrick Beranek                             patrick.beranek@bankofamerica.com
Charlene Balfour                            charlene.c.balfour@bankofamerica.com

PRINCIPAL FINANCE GROUP                     Fax: (704) 602-3749
-----------------------
Kirk Meyers                                 Tel: (704) 388-3148
                                            kirk.b.meyers@bankofamerica.com
Rajneesh Salhotra                           Tel: (212) 847-5434
                                            rajneesh.salhotra@bankofamerica.com
Shaun Ahmad                                 Tel: (704) 387-2658
                                            shaun.ahmad@bankofamerica.com
Pinar Kip                                   Tel: (212) 933-3006
                                            pinar.kip@bankofamerica.com
Brandon Crooks                              Tel: (704) 388-1720
                                            brandon.crooks@bankofamerica.com
RATING AGENCIES
---------------
Natasha Hanson - Fitch                      (212) 908-0272
Brian Weller - S&P                          (212) 438-1934
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       4

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
TITLE OF SECURITIES:             Asset Backed Funding Corporation Asset Backed
                                 Certificates, Series 2005-AQ1 (the "Trust").

OFFERED CERTIFICATES:            The Class A-1, Class A-2, Class A-3, Class A-4,
                                 Class A-5 and Class A-6 Certificates (the
                                 "Class A Certificates") and the Class M-1,
                                 Class M-2, Class M-3, Class M-4, Class M-5 and
                                 Class M-6 Certificates, (together with the
                                 Class B Certificates, the "Mezzanine
                                 Certificates").

FIXED RATE CERTIFICATES:         The Class A-2, Class A-3, Class A-4, Class A-5
                                 and Class A-6 Certificates and the Mezzanine
                                 Certificates.

FLOATING RATE CERTIFICATES:      The Class A-1 Certificates.

CLASS B CERTIFICATES:            The Class B-1 and Class B-2 Certificates.

EXCLUDED CERTIFICATES:           The Class B Certificates (together with the
                                 Offered Certificates, the "Certificates").

OFFERING TYPE:                   The Offered Certificates will be offered
                                 publicly pursuant to a Prospectus. The Class B
                                 Certificates will be offered pursuant to a
                                 private placement memorandum.

DEPOSITOR:                       Asset Backed Funding Corporation.

ORIGINATOR AND SERVICER:         Ameriquest Mortgage Company.

SUB-SERVICER:                    AMC Mortgage Services, Inc.

TRUSTEE AND CUSTODIAN:           Deutsche Bank National Trust Company.

LEAD MANAGER AND BOOKRUNNER:     Banc of America Securities LLC.

CLOSING DATE:                    On or about June 7, 2005.

TAX STATUS:                      The Offered Certificates will be designated as
                                 regular interests in one or more REMICs and, as
                                 such, will be treated as debt instruments of a
                                 REMIC for federal income tax purposes.

ERISA ELIGIBILITY:               The Offered Certificates are expected to be
                                 ERISA eligible under Banc of America's
                                 administrative exemption from certain
                                 prohibited transaction rules granted by the
                                 Department of Labor as long as (i) conditions
                                 of the exemption under the control of the
                                 investor are met and (ii) the Certificates
                                 remain in the four highest rating categories.

SMMEA ELIGIBILITY:               Of the Offered Certificates, the Class A and
                                 Class M-1 Certificates are expected to
                                 constitute "mortgage related securities" for
                                 purposes of SMMEA.

DISTRIBUTION DATES:              The 25th of each month, or if such day is not a
                                 business day, the next succeeding business day,
                                 beginning in July 2005.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       5

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
ACCRUED INTEREST:                The price to be paid by investors for the
                                 Certificates, except for the Class A-1
                                 Certificates, will include 6 days of accrued
                                 interest. The price to be paid by investors for
                                 the Class A-1 Certificates will not include
                                 accrued interest (settle flat).

DAY COUNT:                       With respect to the Fixed Rate Certificates,
                                 30/360. With respect to the Floating Rate
                                 Certificates, Actual/360.

PAYMENT DELAY:                   With respect to the Certificates, except for
                                 the Class A-1 Certificates, 24 days. With
                                 respect to the Class A-1 Certificates, 0 days.

SERVICING FEE:                   Approximately 0.50% per annum on the aggregate
                                 principal balance of such Mortgage Loans.

TRUSTEE FEE:                     Approximately 0.0025% per annum on the
                                 aggregate principal balance of the Mortgage
                                 Loans.

STATISTICAL CUT-OFF DATE:        May 1, 2005.

CUT-OFF DATE:                    For each Mortgage Loan in the mortgage pool on
                                 the Closing Date, the close of business on June
                                 1, 2005.

MORTGAGE LOANS:                  As of the Statistical Cut-off Date, the
                                 aggregate principal balance of the Mortgage
                                 Loans is approximately $823,843,128.02, which
                                 consists of a pool of fixed-rate first lien
                                 Mortgage Loans). SEE THE ACCOMPANYING ABFC
                                 2005-AQ1 COLLATERAL ANNEX FOR ADDITIONAL
                                 INFORMATION ON THE MORTGAGE LOANS.

OPTIONAL TERMINATION DATE:       The first Distribution Date on which the
                                 aggregate principal balance of the Mortgage
                                 Loans declines to 10% or less of the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-off Date ("Cut-off Date Principal
                                 Balance").

MONTHLY SERVICER ADVANCES:       The Servicer will be obligated to advance its
                                 own funds in an amount equal to the aggregate
                                 of all payments of principal and interest (net
                                 of Servicing Fees) that were due during the
                                 related period on the Mortgage Loans. Advances
                                 are required to be made only to the extent they
                                 are deemed by the Servicer to be recoverable
                                 from related late collections, insurance
                                 proceeds, condemnation proceeds or liquidation
                                 proceeds.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       6

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:              Credit enhancement for the structure is
                                 provided by Excess Cashflow,
                                 overcollateralization and subordination.

EXPECTED CREDIT SUPPORT                        Initial              After
PERCENTAGE:                      Class      Credit Support     Stepdown Support
                                 -----      --------------     ----------------
                                   A             8.90%              17.80%
                                  M-1            4.40%               8.80%
                                  M-2            2.75%               5.50%
                                  M-3            2.35%               4.70%
                                  M-4            2.00%               4.00%
                                  M-5            1.65%               3.30%
                                  M-6            1.25%               2.50%
                                  B-1            0.85%               1.70%
                                  B-2            0.40%               0.80%

EXPECTED OVERCOLLATERALIZATION   Prior to the Stepdown Date, the
TARGET AMOUNT:                   Overcollateralization Target Amount will be
                                 approximately 0.40% of the Cut-off Date
                                 Principal Balance. The Overcollateralization
                                 Target Amount on or after the Stepdown Date
                                 will be the greater of approximately (a) 0.80%
                                 of the aggregate Principal Balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period and (b) 0.40% of the
                                 Cut-off Date Principal Balance; provided
                                 however, if a Trigger Event has occurred on the
                                 related Distribution Date, the
                                 Overcollateralization Target Amount will be
                                 equal to the Overcollateralization Target
                                 Amount for the previous Distribution Date.

OVERCOLLATERALIZATION RELEASE    The Overcollateralization Release Amount means,
AMOUNT:                          with respect to any Distribution Date on or
                                 after the Stepdown Date on which a Trigger
                                 Event is not in effect, the lesser of the
                                 principal remittance amount or excess, if any,
                                 of (i) the Overcollateralization Amount for
                                 such Distribution Date (assuming that 100% of
                                 the Principal Remittance Amount is applied as a
                                 principal payment on such Distribution Date)
                                 over (ii) the Overcollateralization Target
                                 Amount for such Distribution Date.

OVERCOLLATERALIZATION            As of any Distribution Date, the
DEFICIENCY AMOUNT:               Overcollateralization Deficiency Amount is the
                                 excess, if any, of (a) the
                                 Overcollateralization Target Amount for such
                                 Distribution Date over (b) the
                                 Overcollateralization Amount for such
                                 Distribution Date, calculated for this purpose
                                 after taking into account the reduction on such
                                 Distribution Date of the certificate principal
                                 balances of all classes of Certificates
                                 resulting from the distribution of the
                                 Principal Distribution Amount (but not the
                                 Extra Principal Distribution Amount) on such
                                 Distribution Date, but prior to taking into
                                 account any Realized Losses allocated to any
                                 class of Certificates on such Distribution
                                 Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       7

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
OVERCOLLATERALIZATION AMOUNT:    The Overcollateralization Amount is equal to
                                 the excess of the aggregate principal balance
                                 of the Mortgage Loans over the aggregate
                                 principal balance of the Certificates. On the
                                 Closing Date, the Overcollateralization Amount
                                 is expected to equal the Overcollateralization
                                 Target Amount. To the extent the
                                 Overcollateralization Amount is reduced below
                                 the Overcollateralization Target Amount, Excess
                                 Cashflow will be directed to build the
                                 Overcollateralization Amount until the
                                 Overcollateralization Target Amount is reached.

AVAILABLE FUNDS:                 Available Funds will be equal to the sum of the
                                 following amounts with respect to the Mortgage
                                 Loans, net of amounts reimbursable or payable
                                 therefrom to the Servicer or the Trustee: (i)
                                 the aggregate amount of monthly payments on the
                                 Mortgage Loans due during the related
                                 collection period and received by the Servicer
                                 on or prior to the related determination date,
                                 after deduction of the Trustee Fee for such
                                 Distribution Date, the Servicing Fee for such
                                 Distribution Date, and any accrued and unpaid
                                 Servicing Fees and Trustee Fees in respect of
                                 any prior Distribution Dates, (ii) unscheduled
                                 payments in respect of the Mortgage Loans,
                                 including prepayments, insurance proceeds, net
                                 liquidation proceeds, condemnation proceeds,
                                 recoveries and proceeds from repurchases of and
                                 substitutions for such Mortgage Loans occurring
                                 during the related prepayment period, excluding
                                 prepayment charges, (iii) on the Distribution
                                 Date on which the Trust is to be terminated in
                                 accordance with the pooling and servicing
                                 agreement, the termination price and (iv)
                                 payments from the Servicer in connection with
                                 Monthly Servicer Advances and compensating
                                 interest for such Distribution Date.

EXCESS CASHFLOW:                 For the Certificates on each Distribution Date
                                 is equal to the sum of (x) any
                                 Overcollateralization Release Amount and (y)
                                 the excess of the Available Funds over the sum
                                 of (i) the interest paid on the Certificates
                                 and (ii) the Principal Remittance Amount.

STEPDOWN DATE:                   The earlier to occur of (i) the Distribution
                                 Date on which the aggregate certificate
                                 principal balance of the Class A Certificates
                                 has been reduced to zero and (ii) the later to
                                 occur of (a) the Distribution Date in July 2008
                                 and (b) the first Distribution Date on which
                                 the Credit Enhancement Percentage is greater
                                 than or equal to 17.80%. The Credit Enhancement
                                 Percentage is obtained by dividing (x) the sum
                                 of the aggregate certificate principal balance
                                 of the Mezzanine Certificates and the
                                 Overcollateralization Amount (before taking
                                 into account distributions of principal on such
                                 distribution date) by (y) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       8

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------
The Pass-Through Rate for each class of Fixed Rate Certificates for any
Distribution Date will be the lesser of (x) the certificate coupon for such class and (y) the Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the Class A-1 Certificates for any Distribution Date
will be the lesser of (x) the Formula Rate for such Distribution Date and (y)
the Net WAC Rate for such Distribution Date.

FORMULA RATE:                    The Formula Rate for the Class A-1 Certificates
                                 is the lesser of:

                                    (i)  the sum of (a) one-month LIBOR as
                                         determined for the related period and
                                         (b) the certificate margin for such
                                         class; and

                                    (ii) the related Maximum Cap Rate for such
                                         Distribution Date.

                                 On each Distribution Date after the Optional
                                 Termination Date, the certificate margin for
                                 the Class A-1 Certificates will be 2 times the
                                 related initial certificate margin.

CLASS A-1 EFFECTIVE NET WAC      8.0%.
RATE:

ADJUSTED NET MORTGAGE RATE:      The Adjusted Net Mortgage Rate for each
                                 Mortgage Loan is equal to the mortgage interest
                                 rate less the sum of (i) the Servicing Fee Rate
                                 and (ii) the Trustee Fee Rate.

MAXIMUM CAP RATE:                The Maximum Cap Rate for the Class A-1
                                 Certificates and any Distribution Date is a per
                                 annum rate equal to (i) on or prior to the
                                 Distribution Date in September 2006 the greater
                                 of the weighted average of the Adjusted Net
                                 Mortgage Rates of Mortgage Loans (subject to
                                 adjustment based on the actual number of days
                                 elapsed in the related Interest Accrual Period)
                                 and the Class A-1 Effective Net WAC Rate and
                                 (ii) after the Distribution Date in September
                                 2006 the weighted average of the Adjusted Net
                                 Mortgage Rates of the Mortgage Loans (subject
                                 to adjustment based on the actual number of
                                 days elapsed in the related Interest Accrual
                                 Period).

NET WAC RATE:                    The Net WAC Rate for the Offered Certificates
                                 on any Distribution Date is a per annum rate
                                 (subject to adjustment for the Class A-1
                                 Certificates only based on the actual number of
                                 days elapsed in the related Interest Accrual
                                 Period) equal to the weighted average of the
                                 Adjusted Net Mortgage Rates of the Mortgage
                                 Loans.

NET WAC RATE CARRYOVER AMOUNT:   If, on any Distribution Date, the Pass-Through
                                 Rate for Class A-1 Certificates is limited by
                                 the related Net WAC Rate, the "Net WAC Rate
                                 Carryover Amount" for such class is equal to
                                 the sum of (i) the excess of (a) the amount of
                                 interest that would have accrued on such class
                                 based on the related Formula Rate over (b) the
                                 amount of interest actually accrued on such
                                 class based on the related Net WAC Rate and
                                 (ii) the unpaid portion of any related Net WAC
                                 Rate Carryover Amount from any prior
                                 Distribution Dates together with accrued
                                 interest at the related Formula Rate. Any Net
                                 WAC Rate Carryover Amount will be paid on such
                                 Distribution Date or future Distribution Dates
                                 to the extent of funds available.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       9

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------
TRIGGER EVENT:                   A Trigger Event exists with respect to any
                                 Distribution Date on or after the Stepdown Date
                                 (i) if the three month rolling average of 60+
                                 day delinquent loans (including loans that are
                                 in bankruptcy or foreclosure and are 60+ days
                                 delinquent or that are REO) is greater than 90%
                                 of the Credit Enhancement Percentage or (ii) if
                                 the Cumulative Realized Loss Percentage exceeds
                                 the value defined below for such Distribution
                                 Date:

        DISTRIBUTION DATES             CUMULATIVE REALIZED LOSS PERCENTAGE
        ------------------             -----------------------------------
       July 2008 - June 2009      2.20% for the first month, plus an additional
                                    1/12th of 0.75% for each month thereafter

       July 2009 - June 2010      2.95% for the first month, plus an additional
                                    1/12th of 0.55% for each month thereafter

       July 2010 - June 2011      3.50% for the first month, plus an additional
                                    1/12th of 0.20% for each month thereafter

        July 2011 and after                          3.70%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             CLASS A-1 CERTIFICATES
--------------------------------------------------------------------------------
On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement
with [     ] (the "Counterparty") for the benefit of the Class A-1 Certificates.
The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the
Counterparty will be obligated to make monthly payments equal to the product of,
(a) the excess of the lesser of (i) One-Month LIBOR and (ii) the upper strike rate over the lower strike rate and (b) the lesser of, (i) the cap notional amount (ii) the aggregate Certificate Principal Balance of the Class A-1
Certificates immediately prior to such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous
Distribution Date, or in the case of the first Distribution Date, from the
Closing Date, to but excluding the current Distribution Date and the denominator of which is 360 to the trustee. Net WAC Rate Carryover Amounts to the extent not covered by clause (xix) of the Excess Cashflow Distribution will be covered to the extent of payments received by the trustee under the Yield Maintenance
Agreement. The Yield Maintenance Agreement will terminate after the Distribution
Date in September 2006.

--------------------------------------------------------------------------------
                      YIELD MAINTENANCE AGREEMENT SCHEDULE
--------------------------------------------------------------------------------
PERIOD         NOTIONAL           LOWER STRIKE             UPPER STRIKE
--------------------------------------------------------------------------------
  1         205,046,000              3.88%                     7.88%
  2         197,596,369              6.08%                     7.88%
  3         188,481,758              6.08%                     7.88%
  4         177,714,776              6.29%                     7.88%
  5         165,317,987              6.08%                     7.88%
  6         151,324,089              6.29%                     7.88%
  7         135,776,006              6.08%                     7.88%
  8         118,726,892              6.08%                     7.88%
  9         101,973,354              6.75%                     7.88%
  10         85,594,477              6.08%                     7.88%
  11         69,581,973              6.29%                     7.88%
  12         53,927,732              6.08%                     7.88%
  13         38,623,825              6.29%                     7.88%
  14         23,662,498              6.08%                     7.88%
  15         9,036,165               6.08%                     7.88%
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
On each Distribution Date the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the
Interest Remittance Amount remaining undistributed for such Distribution Date:

(i)     to the holders of the Class A Certificates, pro rata, Accrued
        Certificate Interest for each such class for such Distribution Date;

(ii)    to the holders of the Class A Certificates, pro rata, the Unpaid
        Interest Shortfall Amount, if any, for each such class for such
        Distribution Date;

(iii)   to the holders of the Class M-1 Certificates, Accrued Certificate
        Interest for such class for such Distribution Date;

(iv)    to the holders of the Class M-2 Certificates, Accrued Certificate
        Interest for such class for such Distribution Date;

(v)     to the holders of the Class M-3 Certificates, Accrued Certificate
        Interest for such class for such Distribution Date;

(vi)    to the holders of the Class M-4 Certificates, Accrued Certificate
        Interest for such class for such Distribution Date;

(vii)   to the holders of the Class M-5 Certificates, Accrued Certificate
        Interest for such class for such Distribution Date;

(viii)  to the holders of the Class M-6 Certificates, Accrued Certificate
        Interest for such class for such Distribution Date;

(ix)    to the holders of the Class B-1 Certificates, Accrued Certificate
        Interest for such class for such Distribution Date;

(x)     to the holders of the Class B-2 Certificates, Accrued Certificate
        Interest for such class for such Distribution Date; and

(xi)    any remainder as described under "Excess Cashflow Distribution."

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a
Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i)     to the holders of the Class A Certificates, according to the Class A
        Certificates Principal Allocation;

(ii)    to the Class M-1 Certificates until the certificate principal balance thereof is reduced to zero;

(iii)   to the Class M-2 Certificates until the certificate principal balance thereof is reduced to zero;

(iv)    to the Class M-3 Certificates until the certificate principal balance thereof is reduced to zero;

(v)     to the Class M-4 Certificates until the certificate principal balance thereof is reduced to zero;

(vi)    to the Class M-5 Certificates until the certificate principal balance thereof is reduced to zero;

(vii)   to the Class M-6 Certificates until the certificate principal balance thereof is reduced to zero;

(viii)  to the Class B-1 Certificates until the certificate principal balance thereof is reduced to zero; and

(ix)    to the Class B-2 Certificates until the certificate principal balance thereof is reduced to zero.

On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a
Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i)     to the holders of the Class A Certificates, according to the Class A
        Certificates Principal Allocation;

(ii)    to the Class M-1 Certificates, the Class M-1 Principal Distribution
        Amount until the certificate principal balance thereof is reduced to zero;

(iii)   to the Class M-2 Certificates, the Class M-2 Principal Distribution
        Amount until the certificate principal balance thereof is reduced to zero;

(iv)    to the Class M-3 Certificates, the Class M-3 Principal Distribution
        Amount until the certificate principal balance thereof is reduced to zero;

(v)     to the Class M-4 Certificates, the Class M-4 Principal Distribution
        Amount until the certificate principal balance thereof is reduced to zero;

(vi)    to the Class M-5 Certificates, the Class M-5 Principal Distribution
        Amount until the certificate principal balance thereof is reduced to zero;

(vii)   to the Class M-6 Certificates, the Class M-6 Principal Distribution
        Amount until the certificate principal balance thereof is reduced to zero;

(viii)  to the Class B-1 Certificates, the Class B-1 Principal Distribution
        Amount until the certificate principal balance thereof is reduced to zero; and

(ix)    to the Class B-2 Certificates, the Class B-2 Principal Distribution
        Amount until the certificate principal balance thereof is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i)     to build or maintain the Overcollateralization Amount to the
        Overcollateralization Target Amount;

(ii)    to the Class A Certificates, pro rata, any Unpaid Interest Shortfall
        Amount;

(iii)   to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iv)    to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(v)     to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(vi)    to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vii)   to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(viii)  to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(ix)    to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(x)     to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(xi)    to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xii)   to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xiii)  to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiv)   to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xv)    to the Class B-1 Certificates, any Unpaid Interest Shortfall Amount;

(xvi)   to the Class B-1 Certificates, any Allocated Realized Loss Amount;

(xvii)  to the Class B-2 Certificates, any Unpaid Interest Shortfall Amount;

(xviii) to the Class B-2 Certificates, any Allocated Realized Loss Amount;

(xix)   to the Class A-1 Certificates, an amount equal to any unpaid remaining
        Net WAC Rate Carryover Amounts; and

(xx)    any remaining amounts as described in the Pooling and Servicing
        Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
ACCRUED CERTIFICATE INTEREST:    Accrued Certificate Interest for each Class of
                                 Certificates for each Distribution Date means
                                 an amount equal to the interest accrued during
                                 the related accrual period on the certificate
                                 principal balance of such class of
                                 Certificates, minus such class' interest
                                 percentage of prepayment interest (not covered
                                 by the servicer compensating interest payments)
                                 and shortfalls caused by the Relief Act or
                                 similar state laws for such Distribution Date.

ALLOCATED REALIZED LOSS AMOUNT:  An Allocated Realized Loss Amount with respect to any class of the Mezzanine Certificates and
                                 any Distribution Date is an amount equal to the
                                 sum of any Realized Loss allocated to that
                                 class of Certificates on such Distribution Date
                                 and any Allocated Realized Loss Amount for that
                                 class remaining unpaid from the previous
                                 Distribution Date.

CLASS A CERTIFICATES PRINCIPAL   The Senior Principal Distribution Amount will
ALLOCATION:                      be allocated first, to the holders of the Class
                                 A-6 Certificates based on the Lockout
                                 Distribution Percentage of the Senior Principal
                                 Distribution Amount until the certificate
                                 principal balance of the Class A-6 Certificates
                                 has been reduced to zero; second to the holders
                                 of the Class A-1 Certificates, until the
                                 certificate principal balance of the Class A-1
                                 Certificates has been reduced to zero; third,
                                 to the holders of the Class A-2 Certificates,
                                 until the certificate principal balance of the
                                 Class A-2 Certificates has been reduced to
                                 zero; fourth, to the holders of the Class A-3
                                 Certificates, until the certificate principal
                                 balance of the Class A-3 Certificates has been
                                 reduced to zero; fifth, to the holders of the
                                 Class A-4 Certificates, until the certificate
                                 principal balance of the Class A-4 Certificates
                                 has been reduced to zero; sixth, to the holders
                                 of the Class A-5 Certificates, until the
                                 certificate principal balance of the Class A-5
                                 Certificates has been reduced to zero; and
                                 seventh, to the holders of the Class A-6
                                 Certificates, until the certificate principal
                                 balance of the Class A-6 Certificates has been
                                 reduced to zero.

CLASS B-1 PRINCIPAL              The Class B-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), and the Class B-1 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 98.30% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.40% and (y)
                                 the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
CLASS B-2 PRINCIPAL              The Class B-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the aggregate certificate principal balance of
                                 the Class A Certificates (after taking into
                                 account the Senior Principal Distribution
                                 Amount), the Class M-1 Certificates (after
                                 taking into account the Class M-1 Principal
                                 Distribution Amount), the Class M-2
                                 Certificates (after taking into account the
                                 Class M-2 Principal Distribution Amount), the
                                 Class M-3 Certificates (after taking into
                                 account the Class M-3 Principal Distribution
                                 Amount), the Class M-4 Certificates (after
                                 taking into account the Class M-4 Principal
                                 Distribution Amount), the Class M-5
                                 Certificates (after taking into account the
                                 Class M-5 Principal Distribution Amount), the
                                 Class M-6 Certificates (after taking into
                                 account the Class M-6 Principal Distribution
                                 Amount), the Class B-1 Certificates (after
                                 taking into account the Class B-1 Principal
                                 Distribution Amount), and the Class B-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 99.20% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.40% and (y) the Cut-off Date Principal
                                 Balance.

CLASS M-1 PRINCIPAL              The Class M-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the Certificate principal balance of the Class
                                 A Certificates (after taking into account the
                                 Senior Principal Distribution Amount) and the
                                 Class M-1 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 91.20% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.40% and (y) the Cut-off Date Principal
                                 Balance.

CLASS M-2 PRINCIPAL              The Class M-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the Certificate principal balance of the Class
                                 A Certificates (after taking into account the
                                 Senior Principal Distribution Amount), the
                                 Class M-1 Certificates (after taking into
                                 account the Class M-1 Principal Distribution
                                 Amount) and the Class M-2 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 94.50% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.40% and (y)
                                 the Cut-off Date Principal Balance.

CLASS M-3 PRINCIPAL              The Class M-3 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the Certificate principal balance of the Class
                                 A Certificates (after taking into account the
                                 Senior Principal Distribution Amount), the
                                 Class M-1 Certificates (after taking into
                                 account the Class M-1 Principal Distribution
                                 Amount), the Class M-2 Certificates (after
                                 taking into account the Class M-2 Principal
                                 Distribution Amount) and the Class M-3
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 95.30% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.40% and (y) the Cut-off Date Principal
                                 Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-4 PRINCIPAL              The Class M-4 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the Certificate principal balance of the Class
                                 A Certificates (after taking into account the
                                 Senior Principal Distribution Amount), the
                                 Class M-1 Certificates (after taking into
                                 account the Class M-1 Principal Distribution
                                 Amount), the Class M-2 Certificates (after
                                 taking into account the Class M-2 Principal
                                 Distribution Amount), the Class M-3
                                 Certificates (after taking into account the
                                 Class M-3 Principal Distribution Amount) and
                                 the Class M-4 Certificates immediately prior to
                                 such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 96.00% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period, minus the product of
                                 (x) 0.40% and (y) the Cut-off Date Principal
                                 Balance.

CLASS M-5 PRINCIPAL              The Class M-5 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the Certificate principal balance of the Class
                                 A Certificates (after taking into account the
                                 Senior Principal Distribution Amount), the
                                 Class M-1 Certificates (after taking into
                                 account the Class M-1 Principal Distribution
                                 Amount), the Class M-2 Certificates (after
                                 taking into account the Class M-2 Principal
                                 Distribution Amount), the Class M-3
                                 Certificates (after taking into account the
                                 Class M-3 Principal Distribution Amount), the
                                 Class M-4 Certificates (after taking into
                                 account the Class M-4 Principal Distribution
                                 Amount) and the Class M-5 Certificates
                                 immediately prior to such Distribution Date
                                 over (y) the lesser of (A) the product of (i)
                                 approximately 96.70% and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 and (B) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period after giving effect
                                 to prepayments in the related prepayment
                                 period, minus the product of (x) 0.40% and (y)
                                 the Cut-off Date Principal Balance.

CLASS M-6 PRINCIPAL              The Class M-6 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of (x) the sum of
                                 the Certificate principal balance of the Class
                                 A Certificates (after taking into account the
                                 Senior Principal Distribution Amount), the
                                 Class M-1 Certificates (after taking into
                                 account the Class M-1 Principal Distribution
                                 Amount), the Class M-2 Certificates (after
                                 taking into account the Class M-2 Principal
                                 Distribution Amount), the Class M-3
                                 Certificates (after taking into account the
                                 Class M-3 Principal Distribution Amount), the
                                 Class M-4 Certificates (after taking into
                                 account the Class M-4 Principal Distribution
                                 Amount), the Class M-5 Certificates (after
                                 taking into account the Class M-5 Principal
                                 Distribution Amount) and the Class M-6
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A)
                                 the product of (i) approximately 97.50% and
                                 (ii) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related collection period and (B) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period minus the product of
                                 (x) 0.40% and (y) the Cut-off Date Principal
                                 Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       17

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
EXTRA PRINCIPAL DISTRIBUTION     The Extra Principal Distribution Amount with
AMOUNT:                          respect to any Distribution Date is the lesser
                                 of (x) the Excess Cashflow for such
                                 Distribution Date and (y) the
                                 Overcollateralization Deficiency Amount for
                                 such Distribution Date.

INTEREST ACCRUAL PERIOD:         The Interest Accrual Period for each
                                 Distribution Date with respect to the Floating
                                 Rate Certificates will be the period beginning
                                 with the previous Distribution Date (or, in the
                                 case of the first Distribution Date, the
                                 Closing Date) and ending on the day prior to
                                 such Distribution Date. The Interest Accrual
                                 Period for each Distribution Date with respect
                                 to the Fixed Rate Certificates will be the
                                 calendar month preceding the current
                                 Distribution Date.

INTEREST REMITTANCE AMOUNT:      The Interest Remittance Amount with respect to
                                 any Distribution Date is that portion of the
                                 Available Funds for such Distribution Date
                                 attributable to interest received or advanced
                                 with respect to the Mortgage Loans.

LOCKOUT DISTRIBUTION             For the Class A-6 Certificates and any
PERCENTAGE:                      Distribution Date, the indicated percentage of
                                 the Lockout Certificate Percentage for such
                                 Distribution Date:

                                          DISTRIBUTION DATE OCCURRING IN

                                 July 2005 - June 2008                       0%

                                 July 2008 - June 2010                      45%

                                 July 2010 - June 2011                      80%

                                 July 2011 - June 2012                     100%

                                 July 2012 and onwards                     300%

LOCKOUT CERTIFICATE PERCENTAGE:  For the Class A-6 Certificates and any
                                 Distribution Date, the percentage equal to the
                                 aggregate certificate principal balance of the
                                 Class A-6 Certificates immediately prior to
                                 such Distribution Date divided by the aggregate
                                 certificate principal balance of the Class A
                                 Certificates immediately prior to such
                                 Distribution Date.

PRINCIPAL REMITTANCE AMOUNT:     The Principal Remittance Amount means with
                                 respect to any Distribution Date, the sum of
                                 (i) all scheduled payments of principal
                                 collected or advanced on the Mortgage Loans by
                                 the Servicer that were due during the related
                                 collection period, (ii) the principal portion
                                 of all partial and full principal prepayments
                                 of the Mortgage Loans applied by the Servicer
                                 during the related prepayment period, (iii) the
                                 principal portion of all related net
                                 liquidation proceeds and insurance proceeds and
                                 recoveries received during the related
                                 prepayment period with respect to the Mortgage
                                 Loans, (iv) that portion of the purchase price,
                                 representing principal of any repurchased
                                 Mortgage Loans, deposited to the collection
                                 account during the related prepayment period,
                                 (v) the principal portion of any related
                                 substitution adjustments deposited in the
                                 collection account during the related
                                 prepayment period with respect to the Mortgage
                                 Loans, and (vi) on the Distribution Date on
                                 which the Trust is to be terminated in
                                 accordance with the pooling and servicing
                                 agreement, that portion of the termination
                                 price, representing principal with respect to
                                 the Mortgage Loans

PRINCIPAL DISTRIBUTION AMOUNT:   The Principal Distribution Amount is the sum of
                                 the Principal Remittance Amount (minus the
                                 Overcollateralization Release Amount, if any)
                                 and the Extra Principal Distribution Amount, if
                                 any.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       18

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

REALIZED LOSSES:                 A Realized Loss is (i) as to any Mortgage Loan
                                 that is liquidated, the unpaid principal
                                 balance thereof less the net proceeds from the
                                 liquidation of, and any insurance proceeds
                                 from, such Mortgage Loan and the related
                                 mortgaged property which are applied to the
                                 principal balance of such Mortgage Loan, (ii)
                                 to the extent of the amount of any reduction of
                                 principal balance by a bankruptcy court of the
                                 mortgaged property at less than the amount of
                                 the Mortgage Loan and (iii) a reduction in the
                                 principal balance of a Mortgage Loan resulting
                                 from a modification by the Servicer.

                                 All Realized Losses on the Mortgage Loans will
                                 be allocated on each Distribution Date, first
                                 to the Excess Cashflow, second in reduction of
                                 the Overcollateralization Amount, third to the
                                 Class B-2 Certificates, fourth to the Class B-1
                                 Certificates, fifth to the Class M-6
                                 Certificates, sixth to the Class M-5
                                 Certificates, seventh to the Class M-4
                                 Certificates, eighth to the Class M-3
                                 Certificates, ninth to the M-2 Certificates,
                                 tenth to the M-1 Certificates. An allocation of
                                 any Realized Losses to a Mezzanine Certificate
                                 on any Distribution Date will be made by
                                 reducing the certificate principal balance
                                 thereof, after taking into account all
                                 distributions made thereon on such Distribution
                                 Date. Realized Losses will not be allocated to
                                 the Class A Certificates. However, it is
                                 possible that under certain loss scenarios
                                 there will not be enough principal and interest
                                 on the Mortgage Loans to pay the Class A all
                                 interest and principal amounts to which such
                                 Certificates are then entitled.

SENIOR PRINCIPAL DISTRIBUTION    Senior Principal Distribution Amount means as
AMOUNT:                          of any Distribution Date (i) before the
                                 Stepdown Date or as to which a Trigger Event is
                                 in effect, the lesser of (a) the aggregate
                                 certificate principal balance of the Class A
                                 Certificates immediately prior to such
                                 Distribution Date and (b) the Principal
                                 Distribution Amount and (ii) on or after the
                                 Stepdown Date and as long as a Trigger Event is
                                 not in effect, the excess of (a) the aggregate
                                 certificate principal balance of the Class A
                                 Certificates immediately prior to such
                                 Distribution Date over (b) the lesser of (x)
                                 the product of (1) approximately 82.20% and (2)
                                 the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related
                                 collection period after giving effect to
                                 prepayments in the related prepayment period
                                 and (y) the amount by which the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related collection period
                                 after giving effect to prepayments in the
                                 related prepayment period exceeds the product
                                 of (1) 0.40% and (2) the Cut-off Date Principal
                                 Balance.

UNPAID INTEREST SHORTFALL        The Unpaid Interest Shortfall Amount means (i)
AMOUNT:                          for each class of Certificates and the first
                                 Distribution Date, zero, and (ii) with respect
                                 to each class of Certificates and any
                                 Distribution Date after the first Distribution
                                 Date, the amount, if any, by which (a) the sum
                                 of (1) Accrued Certificate Interest for such
                                 class for the immediately preceding
                                 Distribution Date and (2) the outstanding
                                 Unpaid Interest Shortfall Amount, if any, for
                                 such class for such preceding Distribution Date
                                 exceeds (b) the aggregate amount distributed on
                                 such class in respect of interest on such
                                 preceding Distribution Date, plus interest on
                                 the amount of interest due but not paid on the
                                 Certificates of such class on such preceding
                                 Distribution Date, to the extent permitted by
                                 law, at the Pass-Through Rate for such class
                                 for the related Interest Accrual Period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       19

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                          BOND SUMMARY
                                                          TO MATURITY
------------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                             0%         50%          75%           100%           125%          150%         175%
------------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)               7.44        1.24          0.92          0.75           0.64          0.57         0.51
First Principal Date           07/25/2005  07/25/2005    07/25/2005    07/25/2005     07/25/2005    07/25/2005   07/25/2005
Last Principal Date            01/25/2019  10/25/2007    01/25/2007    09/25/2006     06/25/2006    05/25/2006   03/25/2006
Payment Windows (mos.)             163         28            19            15             12            11            9

CLASS A-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%           125%          150%         175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.06       3.77          2.60          2.00           1.63          1.38         1.19
First Principal Date           01/25/2019  10/25/2007    01/25/2007    09/25/2006     06/25/2006    05/25/2006   03/25/2006
Last Principal Date            08/25/2027  12/25/2010    02/25/2009    03/25/2008     08/25/2007    04/25/2007   01/25/2007
Payment Windows (mos.)             104         39            26            19             15            12           11

CLASS A-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%           125%          150%         175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               23.03       6.12          4.09          3.00           2.40          2.00         1.71
First Principal Date           08/25/2027  12/25/2010    02/25/2009    03/25/2008     08/25/2007    04/25/2007   01/25/2007
Last Principal Date            03/25/2029  02/25/2012    11/25/2009    09/25/2008     12/25/2007    07/25/2007   03/25/2007
Payment Windows (mos.)             20          15            10             7             5             4             3

CLASS A-4 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%           125%          150%         175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               26.32       11.15         7.26          5.01           3.70          2.87         2.32
First Principal Date           03/25/2029  02/25/2012    11/25/2009    09/25/2008     12/25/2007    07/25/2007   03/25/2007
Last Principal Date            01/25/2034  04/25/2022    07/25/2017    04/25/2014     01/25/2011    09/25/2009   05/25/2008
Payment Windows (mos.)             59          123           93            68             38            27           15

CLASS A-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%           125%          150%         175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               29.22       21.11        15.86          12.16          8.90          6.10         3.90
First Principal Date           01/25/2034  04/25/2022    07/25/2017    04/25/2014     01/25/2011    09/25/2009   05/25/2008
Last Principal Date            03/25/2035  05/25/2033    01/25/2029    04/25/2024     09/25/2020    01/25/2018   06/25/2010
Payment Windows (mos.)             15          134          139            121           117           101           26

CLASS A-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%           125%          150%         175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               13.43       7.89          7.12          6.65           6.39          6.26         6.03
First Principal Date           07/25/2008  07/25/2008    07/25/2008    07/25/2008     09/25/2008    11/25/2008   01/25/2009
Last Principal Date            01/25/2035  03/25/2033    11/25/2028    02/25/2024     07/25/2020    11/25/2017   12/25/2015
Payment Windows (mos.)             319         297          245            188           143           109           84


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                          BOND SUMMARY
                                                          TO MATURITY
------------------------------------------------------------------------------------------------------------------------------
CLASS M-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC                             0%           50%           75%          100%          125%         150%          175%
-------------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)                25.17        11.19         7.98          6.10          5.01         4.39          4.05
First Principal Date            11/25/2024   08/25/2010    01/25/2009    07/25/2008    08/25/2008   08/25/2008    09/25/2008
Last Principal Date             11/25/2034   06/25/2028    10/25/2022    11/25/2018    03/25/2016   03/25/2014    10/25/2012
Payment Windows (mos.)              121          215           166           125           92           68            50

CLASS M-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC                             0%           50%           75%          100%          125%         150%          175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.13        10.93         7.76          5.92          4.84         4.21          3.83
First Principal Date            11/25/2024   08/25/2010    01/25/2009    07/25/2008    07/25/2008   08/25/2008    08/25/2008
Last Principal Date             07/25/2034   02/25/2025    11/25/2019    07/25/2016    04/25/2014   09/25/2012    06/25/2011
Payment Windows (mos.)              117          175           131           97            70           50            35

CLASS M-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC                             0%           50%           75%          100%          125%         150%          175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.08        10.70         7.58          5.78          4.72         4.10          3.72
First Principal Date            11/25/2024   08/25/2010    01/25/2009    07/25/2008    07/25/2008   07/25/2008    08/25/2008
Last Principal Date             02/25/2034   09/25/2022    11/25/2017    12/25/2014    01/25/2013   08/25/2011    08/25/2010
Payment Windows (mos.)              112          146           107           78            55           38            25

CLASS M-4 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC                             0%           50%           75%          100%          125%         150%          175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                25.04        10.54         7.46          5.68          4.64         4.01          3.66
First Principal Date            11/25/2024   08/25/2010    01/25/2009    07/25/2008    07/25/2008   07/25/2008    08/25/2008
Last Principal Date             11/25/2033   10/25/2021    03/25/2017    05/25/2014    07/25/2012   04/25/2011    04/25/2010
Payment Windows (mos.)              109          135           99            71            49           34            21

CLASS M-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC                             0%           50%           75%          100%          125%         150%          175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                24.98        10.33         7.30          5.56          4.55         3.93          3.59
First Principal Date            11/25/2024   08/25/2010    01/25/2009    07/25/2008    07/25/2008   07/25/2008    07/25/2008
Last Principal Date             08/25/2033   11/25/2020    07/25/2016    11/25/2013    02/25/2012   12/25/2010    01/25/2010
Payment Windows (mos.)              106          124           91            65            44           30            19

CLASS M-6 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC                             0%           50%           75%          100%          125%         150%          175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                24.85        10.00         7.04          5.36          4.39         3.80          3.44
First Principal Date            11/25/2024   08/25/2010    01/25/2009    07/25/2008    07/25/2008   07/25/2008    07/25/2008
Last Principal Date             04/25/2033   10/25/2019    08/25/2015    03/25/2013    08/25/2011   06/25/2010    09/25/2009
Payment Windows (mos.)              102          111           80            57            38           24            15


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                          BOND SUMMARY
                                                            TO CALL
------------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)               7.44        1.24          0.92          0.75          0.64          0.57          0.51
First Principal Date           07/25/2005  07/25/2005    07/25/2005    07/25/2005    07/25/2005    07/25/2005    07/25/2005
Last Principal Date            01/25/2019  10/25/2007    01/25/2007    09/25/2006    06/25/2006    05/25/2006    03/25/2006
Payment Windows (mos.)            163          28            19            15            12            11             9

CLASS A-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              18.06        3.77          2.60          2.00          1.63          1.38          1.19
First Principal Date           01/25/2019  10/25/2007    01/25/2007    09/25/2006    06/25/2006    05/25/2006    03/25/2006
Last Principal Date            08/25/2027  12/25/2010    02/25/2009    03/25/2008    08/25/2007    04/25/2007    01/25/2007
Payment Windows (mos.)            104          39            26            19            15            12            11

CLASS A-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              23.03        6.12          4.09          3.00          2.40          2.00          1.71
First Principal Date           08/25/2027  12/25/2010    02/25/2009    03/25/2008    08/25/2007    04/25/2007    01/25/2007
Last Principal Date            03/25/2029  02/25/2012    11/25/2009    09/25/2008    12/25/2007    07/25/2007    03/25/2007
Payment Windows (mos.)             20          15            10             7             5             4             3

CLASS A-4 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.30        11.09         7.23          5.00          3.70          2.87          2.32
First Principal Date           03/25/2029  02/25/2012    11/25/2009    09/25/2008    12/25/2007    07/25/2007    03/25/2007
Last Principal Date            08/25/2033  11/25/2020    07/25/2016    11/25/2013    01/25/2011    09/25/2009    05/25/2008
Payment Windows (mos.)             54          106           81            63            38            27            15

CLASS A-5 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              28.22        15.47        11.13          8.47          6.50          5.09          3.87
First Principal Date           08/25/2033  11/25/2020    07/25/2016    11/25/2013    01/25/2011    09/25/2009    05/25/2008
Last Principal Date            08/25/2033  11/25/2020    07/25/2016    11/25/2013    02/25/2012    12/25/2010    01/25/2010
Payment Windows (mos.)             1            1            1              1            14            16            21

CLASS A-6 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              13.43        7.87          7.07          6.50          5.83          5.17          4.53
First Principal Date           07/25/2008  07/25/2008    07/25/2008    07/25/2008    09/25/2008    11/25/2008    01/25/2009
Last Principal Date            08/25/2033  11/25/2020    07/25/2016    11/25/2013    02/25/2012    12/25/2010    01/25/2010
Payment Windows (mos.)            302          149           97            65            42            26            13


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                          BOND SUMMARY
                                                            TO CALL
------------------------------------------------------------------------------------------------------------------------------
CLASS M-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------

Average Life (yrs.)              25.01        10.45         7.39          5.63          4.63          4.09          3.80
First Principal Date           11/25/2024  08/25/2010    01/25/2009    07/25/2008    08/25/2008    08/25/2008    09/25/2008
Last Principal Date            08/25/2033  11/25/2020    07/25/2016    11/25/2013    02/25/2012    12/25/2010    01/25/2010
Payment Windows (mos.)            106          124           91            65            43            29            17

CLASS M-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              25.01        10.45         7.39          5.63          4.61          4.02          3.67
First Principal Date           11/25/2024  08/25/2010    01/25/2009    07/25/2008    07/25/2008    08/25/2008    08/25/2008
Last Principal Date            08/25/2033  11/25/2020    07/25/2016    11/25/2013    02/25/2012    12/25/2010    01/25/2010
Payment Windows (mos.)            106          124           91            65            44            29            18

CLASS M-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              25.01        10.45         7.39          5.63          4.60          4.02          3.64
First Principal Date           11/25/2024  08/25/2010    01/25/2009    07/25/2008    07/25/2008    07/25/2008    08/25/2008
Last Principal Date            08/25/2033  11/25/2020    07/25/2016    11/25/2013    02/25/2012    12/25/2010    01/25/2010
Payment Windows (mos.)            106          124           91            65            44            30            18

CLASS M-4 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              25.01        10.45         7.39          5.63          4.60          3.98          3.64
First Principal Date           11/25/2024  08/25/2010    01/25/2009    07/25/2008    07/25/2008    07/25/2008    08/25/2008
Last Principal Date            08/25/2033  11/25/2020    07/25/2016    11/25/2013    02/25/2012    12/25/2010    01/25/2010
Payment Windows (mos.)            106          124           91            65            44            30            18

CLASS M-5 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              24.98        10.33         7.30          5.56          4.55          3.93          3.59
First Principal Date           11/25/2024  08/25/2010    01/25/2009    07/25/2008    07/25/2008    07/25/2008    07/25/2008
Last Principal Date            08/25/2033  11/25/2020    07/25/2016    11/25/2013    02/25/2012    12/25/2010    01/25/2010
Payment Windows (mos.)            106          124           91            65            44            30            19

CLASS M-6 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC                            0%          50%          75%           100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              24.85        10.00         7.04          5.36          4.39          3.80          3.44
First Principal Date           11/25/2024  08/25/2010    01/25/2009    07/25/2008    07/25/2008    07/25/2008    07/25/2008
Last Principal Date            04/25/2033  10/25/2019    08/25/2015    03/25/2013    08/25/2011    06/25/2010    09/25/2009
Payment Windows (mos.)            102          111           80            57            38            24            15


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CLASS A-1 NET WAC CAP SCHEDULE
--------------------------------------------------------------------------------

           ---------------------------------------------------------
                                         NET WAC     EFFECTIVE NET
             PERIOD(3)      PAY DATE     RATE(1)    WAC RATE (1)(2)
           ---------------------------------------------------------
                  1         7/25/2005     4.00%          8.00%
                  2         8/25/2005     6.20%          8.00%
                  3         9/25/2005     6.20%          8.00%
                  4        10/25/2005     6.41%          8.00%
                  5        11/25/2005     6.20%          8.00%
                  6        12/25/2005     6.41%          8.00%
                  7         1/25/2006     6.20%          8.00%
                  8         2/25/2006     6.20%          8.00%
                  9         3/25/2006     6.87%          8.00%
                 10         4/25/2006     6.20%          8.00%
                 11         5/25/2006     6.41%          8.00%
                 12         6/25/2006     6.20%          8.00%
                 13         7/25/2006     6.41%          8.00%
                 14         8/25/2006     6.20%          8.00%
                 15         9/25/2006     6.20%          8.00%
                 16        10/25/2006     6.41%          6.41%
                 17        11/25/2006     6.20%          6.20%
                 18        12/25/2006     6.41%          6.41%
                 19         1/25/2007     6.20%          6.20%
                 20         2/25/2007     6.20%          6.20%
                 21         3/25/2007     6.86%          6.86%
                 22         4/25/2007     6.20%          6.20%
                 23         5/25/2007     6.41%          6.41%
                 24         6/25/2007     6.20%          6.20%
                 25         7/25/2007     6.41%          6.41%
                 26         8/25/2007     6.20%          6.20%
                 27         9/25/2007     6.20%          6.20%
                 28        10/25/2007     6.41%          6.41%
           ---------------------------------------------------------

(1)  Run at the pricing speed to month 28.

(2)  Assumes 1-month LIBOR equals 20.00% and payments are received from the
     Yield Maintenance Agreement.

(3)  The principal window of the Class A-1 Certificates at pricing speed is from month 1 to month 15 but the table is extended to month 28 to illustrate the basis risk that Class A-1 Certificateholders would face in a slower prepayment environment. The principal window would extend to month 28 at
     50% of the pricing speed.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                BREAKEVEN LOSSES
--------------------------------------------------------------------------------

      ---------------------------------------------------------------------
      CLASS         FITCH     S&P        CPN TYPE    CDR BREAK     CUM LOSS
      ---------------------------------------------------------------------
        M1           AA       AA          FIXED        5.96%         7.61%
        M2           A        A           FIXED        4.55%         6.03%
        M3           A-       A-          FIXED        4.22%         5.64%
        M4           BBB+     BBB+        FIXED        3.93%         5.30%
        M5           BBB      BBB         FIXED        3.65%         4.96%
        M6           BBB-     BBB-        FIXED        3.34%         4.58%
      ---------------------------------------------------------------------

40% loss severity
12-month delay
Trigger failing
Run to maturity
Defaults are in addition to prepayments
Run at 100 PPC for fixed rate loans
"Break" is first dollar of principal loss
Fwd 1 month LIBOR

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       25

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
$813,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  EXCESS SPREAD
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                     FORWARD     FORWARD                              FORWARD      FORWARD
PERIOD    PAYDATE    XS SPREAD   1M LIBOR     PERIOD      PAYDATE     XS SPREAD    1M LIBOR

  1       7/25/2005     156       3.0900        52       10/25/2009     140         4.5268
  2       8/25/2005     201       3.2683        53       11/25/2009     140         4.5364
  3       9/25/2005     199       3.4320        54       12/25/2009     140         4.5468
  4      10/25/2005     200       3.5239        55        1/25/2010     140         4.5564
  5      11/25/2005     196       3.6461        56        2/25/2010     140         4.5678
  6      12/25/2005     196       3.8428        57        3/25/2010     140         4.5771
  7       1/25/2006     192       3.8318        58        4/25/2010     140         4.5844
  8       2/25/2006     189       3.9260        59        5/25/2010     140         4.5942
  9       3/25/2006     191       3.9910        60        6/25/2010     140         4.6033
  10      4/25/2006     183       3.9825        61        7/25/2010     139         4.6118
  11      5/25/2006     182       4.0079        62        8/25/2010     139         4.6199
  12      6/25/2006     177       4.0962        63        9/25/2010     139         4.6287
  13      7/25/2006     175       3.9522        64       10/25/2010     139         4.6372
  14      8/25/2006     171       3.9873        65       11/25/2010     139         4.6459
  15      9/25/2006     168       4.0219        66       12/25/2010     139         4.6539
  16     10/25/2006     166       4.0566        67        1/25/2011     139         4.6609
  17     11/25/2006     165       4.0903        68        2/25/2011     139         4.6697
  18     12/25/2006     164       4.1213        69        3/25/2011     139         4.6769
  19      1/25/2007     163       4.1552        70        4/25/2011     139         4.6826
  20      2/25/2007     161       4.1881        71        5/25/2011     139         4.6913
  21      3/25/2007     160       4.2183        72        6/25/2011     139         4.6978
  22      4/25/2007     159       4.2478        73        7/25/2011     139         4.6978
  23      5/25/2007     158       4.2786        74        8/25/2011     139         4.6978
  24      6/25/2007     157       4.3089        75        9/25/2011     138         4.6978
  25      7/25/2007     156       4.2096        76       10/25/2011     138         4.6978
  26      8/25/2007     155       4.2298        77       11/25/2011     138         4.6978
  27      9/25/2007     153       4.2488        78       12/25/2011     138         4.6978
  28     10/25/2007     152       4.2694        79        1/25/2012     138         4.6978
  29     11/25/2007     151       4.2887        80        2/25/2012     138         4.6978
  30     12/25/2007     149       4.3076        81        3/25/2012     138         4.6978
  31      1/25/2008     148       4.3269        82        4/25/2012     138         4.6978
  32      2/25/2008     147       4.3459        83        5/25/2012     138         4.6978
  33      3/25/2008     145       4.3657        84        6/25/2012     137         4.6978
  34      4/25/2008     144       4.3831        85        7/25/2012     137         4.6978
  35      5/25/2008     143       4.4001        86        8/25/2012     137         4.6978
  36      6/25/2008     142       4.4169        87        9/25/2012     137         4.6978
  37      7/25/2008     140       4.3482        88       10/25/2012     136         4.6978
  38      8/25/2008     141       4.3611        89       11/25/2012     136         4.6978
  39      9/25/2008     140       4.3752        90       12/25/2012     136         4.6978
  40     10/25/2008     140       4.3880        91        1/25/2013     136         4.6978
  41     11/25/2008     140       4.3994        92        2/25/2013     135         4.6978
  42     12/25/2008     140       4.4125        93        3/25/2013     135         4.6978
  43      1/25/2009     140       4.4243        94        4/25/2013     135         4.6978
  44      2/25/2009     140       4.4361        95        5/25/2013     134         4.6978
  45      3/25/2009     140       4.4485        96        6/25/2013     134         4.6978
  46      4/25/2009     140       4.4587        97        7/25/2013     134         4.6978
  47      5/25/2009     140       4.4701        98        8/25/2013     134         4.6978
  48      6/25/2009     140       4.4819        99        9/25/2013     133         4.6978
  49      7/25/2009     140       4.4950        100      10/25/2013     133         4.6978
  50      8/25/2009     140       4.5048        101      11/25/2013     133         4.6978
  51      9/25/2009     140       4.5162
-------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       26

                      [BANC OF AMERICA SECURITIES LOGO](TM)

--------------------------------------------------------------------------------

                        ASSET-BACKED FUNDING CORPORATION
                   ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1

                                COLLATERAL ANNEX

                                  MAY 16, 2005

o    For the purposes of the tables in this collateral annex, the weighted average FICO numbers have been calculated where FICO scores were available,
     i.e. they are non-zero weighted averages.
o    The numbers may not add up to 100% due to rounding.
o    All data is based on the Statistical Cut-off Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       1

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------



SUMMARY                                                                             TOTAL               MINIMUM           MAXIMUM
----------------------------------------------------------------------------------------------------------------------------------

Statistical Cut-off Date Aggregate Principal Balance                       823,843,128.02
Number of Loans                                                                      4849
Average Original Loan Balance                                                 $170,330.94            $60,000.00      $750,000.000
Average Current Loan Balance                                                  $169,899.59            $58,858.18       $748,763.44
(1) Weighted Average Combined Original LTV                                         75.85%                 9.60%            95.00%
(1) Weighted Average Gross Coupon                                                  6.910%                5.500%           12.150%
(1) Weighted Average Remaining Term to Maturity (months)                              335                   116               360
(1)(3) Weighted Average Credit Score                                                  683                   501               817
----------------------------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.
(3)  100.00% of the Mortgage Loans have Credit Scores.



----------------------------------------------------------------------------------------------------------------------------------

                                                    RANGE
                                                    -----

Product Type                                        Fixed                                               100.00%

Fully Amortizing Mortgage Loans                                                                         100.00%
Interest Only Loans                                                                                       0.00%
Balloon Loans                                                                                             0.00%
Lien:                                               First                                               100.00%
                                                    Second                                                0.00%
Property Type                                       Single Family Detached                               87.39%
                                                    Single Family Attached                                0.35%
                                                    2-4 Family                                            3.67%
                                                    PUD - Detached                                        3.02%
                                                    PUD - Attached                                        0.10%
                                                    Condominium                                           3.45%
                                                    Manufactured/Mobile                                   2.02%

Geographic Distribution(Top 5 States)               California                                           21.64%
                                                    Florida                                              11.48%
                                                    New York                                              8.45%
                                                    Maryland                                              4.05%
                                                    Pennsylvania                                          3.68%

Number of States                                    48
Largest Zip Code Concentration                      93436                                                 0.29%
Loans with Prepayment Penalties                                                                          78.90%
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       2

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS



------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
CURRENT MORTGAGE RATE       LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

5.001% to 5.500%              46      $11,628,128.83      1.41%     38.83%   5.500%    735     74.88%      344       342       1
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%             590      131,606,567.12      15.97     37.19    5.891     731     66.83       342       340       2
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%            1,082     226,256,291.81      27.46     37.86    6.299     701     74.13       339       337       2
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%             967      175,466,332.33      21.30     37.86    6.774     682     80.03       337       335       2
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%             627      96,862,192.72       11.76     38.13    7.302     670     79.63       336       334       2
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%             618      83,923,335.20       10.19     38.12    7.775     650     78.96       335       334       2
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%             328      38,365,566.25       4.66      39.42    8.294     631     77.90       328       327       2
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%             255      27,316,881.74       3.32      38.11    8.768     619     80.01       323       321       2
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%             108      11,319,893.10       1.37      38.76    9.282     604     76.18       326       325       2
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%             95       9,962,267.03       1.21      39.99    9.804     583     78.40       331       329       2
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%            57       5,156,849.31       0.63      39.51    10.247    573     77.88       325       323       2
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%            33       2,760,038.48       0.34      36.30    10.759    577     72.17       296       295       1
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%            21       1,465,841.44       0.18      38.27    11.261    579     75.38       319       317       2
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%            20       1,566,038.12       0.19      41.18    11.758    547     77.49       339       337       2
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%            2         186,904.54        0.02      39.14    12.091    553     87.04       360       359       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335       2
------------------------------------------------------------------------------------------------------------------------------------


COMBINED ORIGINAL LOAN-TO-VALUE RATIO


------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
ORIGINAL COMBINED LTV       LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

0.01% to 10.00%               2        $150,192.91        0.02%     25.90%   7.072%    689      9.74%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------
10.01% to 20.00%              23       2,027,701.96       0.25      35.65    6.821     705     16.97       315       314       2
------------------------------------------------------------------------------------------------------------------------------------
20.01% to 30.00%              47       4,468,049.34       0.54      35.19    7.177     688     25.37       312       311       1
------------------------------------------------------------------------------------------------------------------------------------
30.01% to 40.00%             144      18,576,806.45       2.25      36.21    6.589     706     35.43       321       319       2
------------------------------------------------------------------------------------------------------------------------------------
40.01% to 50.00%             258      36,787,642.31       4.47      36.67    6.593     697     45.73       322       320       2
------------------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%             358      57,917,474.08       7.03      37.35    6.571     690     55.78       328       326       1
------------------------------------------------------------------------------------------------------------------------------------
60.01% to 70.00%             528      89,148,543.15       10.82     37.59    6.614     689     65.82       336       335       2
------------------------------------------------------------------------------------------------------------------------------------
70.01% to 80.00%            1,588     283,419,997.68      34.40     37.75    6.860     680     77.04       338       336       2
------------------------------------------------------------------------------------------------------------------------------------
80.01% to 90.00%            1,802     314,381,268.71      38.16     38.57    7.122     678     87.35       341       339       2
------------------------------------------------------------------------------------------------------------------------------------
90.01% to 100.00%             99      16,965,451.43       2.06      39.90    7.518     710     94.46       335       334       1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       3

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE



------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
FICO SCORE                 LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

501 to 520                   28      $2,831,403.98       0.34%     40.49%  10.177%    511     71.17%      338       337        1
------------------------------------------------------------------------------------------------------------------------------------
521 to 540                   37       3,750,794.62       0.46      37.70   10.219     530     75.66       331       329        1
------------------------------------------------------------------------------------------------------------------------------------
541 to 560                  102      10,998,838.99       1.34      40.02    9.117     554     74.07       330       328        2
------------------------------------------------------------------------------------------------------------------------------------
561 to 580                  130      15,361,968.51       1.86      38.46    8.907     570     73.39       331       329        2
------------------------------------------------------------------------------------------------------------------------------------
581 to 600                  141      15,875,516.66       1.93      38.42    8.735     590     74.77       329       327        2
------------------------------------------------------------------------------------------------------------------------------------
601 to 620                  249      34,207,086.25       4.15      38.15    8.021     611     75.03       327       325        1
------------------------------------------------------------------------------------------------------------------------------------
621 to 640                  472      69,241,159.56       8.40      38.16    7.585     631     77.46       337       335        2
------------------------------------------------------------------------------------------------------------------------------------
641 to 660                  682      112,911,270.93      13.71     38.04    7.106     650     77.44       339       338        2
------------------------------------------------------------------------------------------------------------------------------------
661 to 680                  723      126,551,706.63      15.36     38.03    6.880     670     77.96       337       335        2
------------------------------------------------------------------------------------------------------------------------------------
681 to 700                  701      135,902,108.80      16.50     38.58    6.616     689     77.38       340       338        2
------------------------------------------------------------------------------------------------------------------------------------
701 to 720                  533      100,721,897.04      12.23     38.47    6.432     711     75.36       338       336        2
------------------------------------------------------------------------------------------------------------------------------------
721 to 740                  420      80,813,946.20       9.81      38.18    6.400     729     75.52       339       337        2
------------------------------------------------------------------------------------------------------------------------------------
741 to 760                  275      49,827,885.10       6.05      36.81    6.337     750     73.92       334       332        2
------------------------------------------------------------------------------------------------------------------------------------
761 to 780                  186      35,268,409.50       4.28      35.28    6.175     770     71.08       334       332        1
------------------------------------------------------------------------------------------------------------------------------------
781 to 800                  123      21,064,228.09       2.56      34.21    6.090     789     67.01       338       337        1
------------------------------------------------------------------------------------------------------------------------------------
801 to 820                   47       8,514,907.16       1.03      37.23    6.037     806     61.12       322       320        1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------


STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE


------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                       PERCENT                               W.A.       W.A.       W.A.
                                OF        AGGREGATE       OF LOANS              W.A.    W.A.   COMBINED   ORIGINAL  REMAINING   W.A.
                             MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT  ORIGINAL   TERM TO    TERM TO    LOAN
STATISTICAL CUT-OFF BALANCE   LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

$50,001 to $100,000           1,247     $98,460,750.98     11.95%     36.13%   8.001%    657     71.14%     309        308       2
------------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000          1,370     170,857,374.72      20.74     36.97    7.187     673     76.04      326        324       2
------------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000           923      159,876,167.32      19.41     37.68    6.828     686     75.53      337        335       2
------------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000           517      115,258,060.91      13.99     38.42    6.688     688     76.12      345        344       2
------------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000           288      78,902,186.32       9.58      38.84    6.501     694     75.88      349        347       2
------------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000           207      66,794,191.43       8.11      39.30    6.477     694     77.06      346        345       2
------------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000           106      39,810,640.13       4.83      39.26    6.504     695     77.94      349        348       2
------------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000            81      34,233,209.47       4.16      38.36    6.493     693     78.59      353        351       1
------------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000            58      27,751,779.77       3.37      41.50    6.503     696     76.70      350        348       2
------------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000            15       7,952,438.46       0.97      41.92    6.608     692     81.54      348        346       2
------------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000            14       8,104,093.07       0.98      34.87    6.443     698     82.96      360        359       1
------------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000            6        3,720,459.37       0.45      47.01    6.499     685     82.05      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000            7        4,720,373.18       0.57      35.71    6.711     691     79.31      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000            10       7,401,402.89       0.90      36.08    6.343     696     79.01      360        358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%     337        335       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       4

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY


------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                              OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
ORIGINAL TERM (MONTHS)      LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

109 to 120                    91      $9,314,293.17       1.13%     37.26%   7.302%    677     66.77%      120       118       2
------------------------------------------------------------------------------------------------------------------------------------
169 to 180                   405      49,032,957.25       5.95      35.45    7.173     679     71.82       180       179       1
------------------------------------------------------------------------------------------------------------------------------------
229 to 240                   385      55,065,963.83       6.68      36.85    6.961     684     74.68       240       238       2
------------------------------------------------------------------------------------------------------------------------------------
289 to 300                   162      24,968,094.39       3.03      37.16    6.863     686     75.79       300       298       2
------------------------------------------------------------------------------------------------------------------------------------
349 to 360                  3,806     685,461,819.38      83.20     38.26    6.884     683     76.36       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335       2
------------------------------------------------------------------------------------------------------------------------------------


REMAINING TERM TO MATURITY


------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                       PERCENT                               W.A.       W.A.       W.A.
                              OF        AGGREGATE       OF LOANS             W.A.    W.A.    COMBINED   ORIGINAL  REMAINING   W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS  CREDIT   ORIGINAL   TERM TO    TERM TO    LOAN
REMAINING TERM (MONTHS)     LOANS        BALANCE         BALANCE     DTI    COUPON   SCORE     LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

109 to 120                    91      $9,314,293.17       1.13%     37.26%  7.302%    677     66.77%      120        118       2
------------------------------------------------------------------------------------------------------------------------------------
169 to 180                   405      49,032,957.25       5.95      35.45    7.173    679     71.82       180        179       1
------------------------------------------------------------------------------------------------------------------------------------
229 to 240                   385      55,065,963.83       6.68      36.85    6.961    684     74.68       240        238       2
------------------------------------------------------------------------------------------------------------------------------------
289 to 300                   162      24,968,094.39       3.03      37.16    6.863    686     75.79       300        298       2
------------------------------------------------------------------------------------------------------------------------------------
349 to 360                  3,806     685,461,819.38      83.2      38.26    6.884    683     76.36       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,849    $823,843,128.02     100.00%    37.96%  6.910%    683     75.85%      337        335       2
------------------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE


------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
PROPERTY TYPE              LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Single Family Detached     4,269    $719,919,384.02     87.39%     37.76%   6.896%    683     75.64%      336       334        2
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                  120      30,234,282.74       3.67      41.85    7.024     688     79.57       348       347        2
------------------------------------------------------------------------------------------------------------------------------------
Condominium                 157      28,424,038.04       3.45      37.71    6.706     694     75.72       347       346        2
------------------------------------------------------------------------------------------------------------------------------------
PUD-Detached                127      24,890,586.91       3.02      40.49    6.889     676     79.10       342       341        2
------------------------------------------------------------------------------------------------------------------------------------
Manufactured/Mobile         147      16,678,007.41       2.02      36.55    7.586     679     73.36       335       333        2
------------------------------------------------------------------------------------------------------------------------------------
Single Family Attached       23       2,886,749.18       0.35      37.57    7.610     651     75.39       339       337        1
------------------------------------------------------------------------------------------------------------------------------------
PUD-Attach                   6         810,079.72        0.10      32.81    7.223     702     77.77       325       323        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       5

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY STATUS


------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
OCCUPANCY                  LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Owner Occupied             4,724    $802,801,617.74     97.45%     38.02%   6.895%    683     75.81%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied           96      15,030,057.08       1.82      35.06    7.629     679     78.08       338       336        2
------------------------------------------------------------------------------------------------------------------------------------
Secondary                    29       6,011,453.20       0.73      37.09    7.134     695     75.60       354       352        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------


DOCUMENTATION


------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
DOCUMENTATION              LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation         4,197    $721,677,320.77     87.60%     37.92%   6.846%    684     76.09%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------
Limited Documentation       467      71,753,382.86       8.71      37.44    7.325     671     76.36       335       334        2
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation        185      30,412,424.39       3.69      39.99    7.457     677     68.87       341       339        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------


LOAN PURPOSE


------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
LOAN PURPOSE               LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

Refinance - Cash Out       4,465    $761,602,115.55     92.45%     37.98%   6.916%    682     75.70%      336       335        2
------------------------------------------------------------------------------------------------------------------------------------
Refinance - No Cash Out     373      60,075,155.95       7.29      37.66    6.826     691     77.51       339       338        2
------------------------------------------------------------------------------------------------------------------------------------
Purchase                     11       2,165,856.52       0.26      37.73    7.289     680     83.34       360       359        1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       6

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

PRODUCT TYPE


------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
PRODUCT TYPE               LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

10 YR Fixed                  91      $9,314,293.17       1.13%     37.26%   7.302%    677     66.77%      120       118        2
------------------------------------------------------------------------------------------------------------------------------------
15 YR Fixed                 405      49,032,957.25       5.95      35.45    7.173     679     71.82       180       179        1
------------------------------------------------------------------------------------------------------------------------------------
20 YR Fixed                 385      55,065,963.83       6.68      36.85    6.961     684     74.68       240       238        2
------------------------------------------------------------------------------------------------------------------------------------
25 YR Fixed                 162      24,968,094.39       3.03      37.16    6.863     686     75.79       300       298        2
------------------------------------------------------------------------------------------------------------------------------------
30 YR Fixed                3,806     685,461,819.38      83.20     38.26    6.884     683     76.36       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------


LIEN POSITION


------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
LIEN                       LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

1                          4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY TERM


------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                       PERCENT                               W.A.       W.A.       W.A.
                              OF        AGGREGATE       OF LOANS             W.A.    W.A.    COMBINED   ORIGINAL  REMAINING   W.A.
                           MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS  CREDIT   ORIGINAL   TERM TO    TERM TO    LOAN
PREPAYMENT PENALTY TERM     LOANS        BALANCE         BALANCE     DTI    COUPON   SCORE     LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

None                        1,122    $173,804,801.40     21.10%     38.27%   7.312%   676     76.21%      333        331       2
------------------------------------------------------------------------------------------------------------------------------------
12                           324      73,879,685.96       8.97      39.05    6.657    692     73.64       337        335       2
------------------------------------------------------------------------------------------------------------------------------------
24                            6        2,687,988.83       0.33      37.83    6.269    688     87.68       312        310       1
------------------------------------------------------------------------------------------------------------------------------------
30                            13       3,899,798.02       0.47      29.13    6.954    682     83.34       351        350       1
------------------------------------------------------------------------------------------------------------------------------------
36                          3,384     569,570,853.81      69.14     37.78    6.823    684     75.92       338        336       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,849    $823,843,128.02     100.00%    37.96%   6.910%   683     75.85%      337        335       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       7

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION


------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                      PERCENT                                W.A.      W.A.       W.A.
                              OF        AGGREGATE      OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                           MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
STATE OR TERRITORY          LOANS        BALANCE        BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

California                   746     $178,299,554.75    21.64%     38.07%   6.424%    696     68.70%      346       344        2
------------------------------------------------------------------------------------------------------------------------------------
Florida                      673      94,582,132.04      11.48     38.53    7.067     672     75.83       339       337        2
------------------------------------------------------------------------------------------------------------------------------------
New York                     304      69,608,234.32      8.45      39.02    6.708     691     73.70       337       335        2
------------------------------------------------------------------------------------------------------------------------------------
Maryland                     201      33,384,385.44      4.05      38.19    7.113     682     75.86       336       334        2
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                 217      30,345,153.64      3.68      37.39    7.022     682     78.63       317       315        1
------------------------------------------------------------------------------------------------------------------------------------
Massachussetts               136      30,035,342.12      3.65      39.29    6.253     692     71.28       344       342        2
------------------------------------------------------------------------------------------------------------------------------------
Washington                   153      27,953,901.49      3.39      38.60    6.825     683     78.33       345       344        2
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                   132      26,535,272.03      3.22      36.58    7.188     687     73.84       337       335        2
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                    171      25,947,330.84      3.15      38.12    7.142     681     82.21       338       336        1
------------------------------------------------------------------------------------------------------------------------------------
Texas                        211      24,077,340.09      2.92      38.08    7.709     655     79.89       308       306        2
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                    106      21,776,681.20      2.64      38.26    6.615     693     81.19       340       338        2
------------------------------------------------------------------------------------------------------------------------------------
Arizona                      115      17,546,860.66      2.13      36.61    6.785     689     78.72       341       339        2
------------------------------------------------------------------------------------------------------------------------------------
Hawaii                        61      17,483,453.83      2.12      36.71    6.455     695     73.28       349       348        1
------------------------------------------------------------------------------------------------------------------------------------
Michigan                     128      16,858,622.35      2.05      36.70    7.136     676     80.80       338       337        2
------------------------------------------------------------------------------------------------------------------------------------
Georgia                      110      15,476,021.26      1.88      37.60    7.784     670     83.05       319       317        2
------------------------------------------------------------------------------------------------------------------------------------
Nevada                        74      14,856,816.04      1.80      39.77    6.830     674     73.05       344       343        2
------------------------------------------------------------------------------------------------------------------------------------
Illinois                      88      14,627,496.45      1.78      38.86    7.666     668     78.49       346       345        2
------------------------------------------------------------------------------------------------------------------------------------
Indiana                      103      14,275,747.39      1.73      36.83    7.113     673     80.87       337       335        2
------------------------------------------------------------------------------------------------------------------------------------
Ohio                         116      14,198,991.32      1.72      36.58    7.458     666     82.65       327       326        2
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                    113      13,213,752.35      1.60      35.77    7.500     662     83.37       322       321        2
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                   62      10,708,531.85      1.30      37.76    6.603     696     76.97       327       326        2
------------------------------------------------------------------------------------------------------------------------------------
Colorado                      58      10,346,429.91      1.26      35.42    6.766     685     77.67       332       331        2
------------------------------------------------------------------------------------------------------------------------------------
Missouri                      86      9,778,567.86       1.19      36.25    7.164     679     81.00       317       315        2
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                     84      9,773,592.76       1.19      37.22    7.675     652     80.60       323       321        1
------------------------------------------------------------------------------------------------------------------------------------
Oregon                        54      8,930,527.37       1.08      35.99    6.843     696     82.56       337       336        1
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                59      8,374,419.47       1.02      33.93    7.674     673     82.32       325       323        1
------------------------------------------------------------------------------------------------------------------------------------
Alabama                       73      7,214,927.01       0.88      37.67    7.885     665     81.47       314       312        2
------------------------------------------------------------------------------------------------------------------------------------
Delaware                      46      7,073,556.21       0.86      39.28    6.873     670     77.22       327       326        1
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                  29      5,831,084.33       0.71      40.64    6.357     697     72.79       345       343        1
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                      53      5,497,883.74       0.67      38.58    7.473     668     84.44       319       317        1
------------------------------------------------------------------------------------------------------------------------------------
Maine                         28      5,015,952.65       0.61      38.59    6.934     683     81.29       340       338        2
------------------------------------------------------------------------------------------------------------------------------------
Utah                          32      5,012,577.78       0.61      36.44    7.314     666     85.30       342       340        2
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire                 27      4,786,766.83       0.58      40.63    6.618     695     76.00       337       336        2
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                   40      3,878,751.44       0.47      36.10    7.972     658     85.04       321       319        2
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                32      3,444,632.11       0.42      40.20    8.416     655     81.65       319       318        1
------------------------------------------------------------------------------------------------------------------------------------
Iowa                          25      2,609,544.13       0.32      38.95    8.141     655     86.17       333       331        2
------------------------------------------------------------------------------------------------------------------------------------
Kansas                        21      2,460,964.05       0.30      37.45    7.493     691     84.51       334       332        2
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                      17      2,339,051.14       0.28      31.66    6.957     674     88.40       324       322        1
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                      15      2,262,420.27       0.27      41.08    7.173     672     86.06       353       351        1
------------------------------------------------------------------------------------------------------------------------------------
Idaho                         8       1,521,775.82       0.18      33.79    6.940     679     84.33       346       344        2
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                      15      1,465,019.09       0.18      34.32    7.848     667     86.40       332       331        2
------------------------------------------------------------------------------------------------------------------------------------
Alaska                        6       1,148,257.54       0.14      42.68    7.490     675     82.76       314       313        2
------------------------------------------------------------------------------------------------------------------------------------
Vermont                       6        983,208.20        0.12      36.56    7.669     705     84.71       317       316        2
------------------------------------------------------------------------------------------------------------------------------------
Montana                       6        976,625.65        0.12      40.10    6.630     701     86.25       341       339        2
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                       4        595,997.08        0.07      37.49    7.452     704     85.45       313       311        1
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia          1        266,767.85        0.03      38.00    6.700     681     73.03       360       359        1
------------------------------------------------------------------------------------------------------------------------------------
South Dakota                  2        247,355.49        0.03      41.89    7.909     675     93.18       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
North Dakota                  2        214,850.78        0.03      44.76    7.570     668     85.00       303       302        1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      4,849    $823,843,128.02    100.00%    37.96%   6.910%    683     75.85%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       8

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2005-AQ1
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

DTI


------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                       PERCENT                                W.A.      W.A.       W.A.
                             OF        AGGREGATE       OF LOANS              W.A.    W.A.    COMBINED  ORIGINAL  REMAINING   W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS   CREDIT   ORIGINAL   TERM TO   TERM TO    LOAN
DTI                        LOANS        BALANCE         BALANCE     DTI     COUPON   SCORE     LTV     MATURITY   MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------

0.01 to 5.00                 14      $2,705,266.80       0.33%      3.43%   6.575%    711     75.97%      303       302        2
------------------------------------------------------------------------------------------------------------------------------------
5.01 to 10.00                36       5,976,923.59       0.73       8.06    6.990     690     74.56       334       333        2
------------------------------------------------------------------------------------------------------------------------------------
10.01 to 15.00               80      11,619,939.44       1.41      13.23    7.168     674     73.77       337       335        2
------------------------------------------------------------------------------------------------------------------------------------
15.01 to 20.00              198      29,986,258.26       3.64      18.20    6.841     687     74.55       331       329        1
------------------------------------------------------------------------------------------------------------------------------------
20.01 to 25.00              393      62,358,873.98       7.57      23.09    6.760     690     73.99       332       330        1
------------------------------------------------------------------------------------------------------------------------------------
25.01 to 30.00              477      74,796,845.31       9.08      28.16    6.882     684     74.61       331       329        2
------------------------------------------------------------------------------------------------------------------------------------
30.01 to 35.00              712      119,569,026.34      14.51     33.22    6.853     686     75.70       333       332        2
------------------------------------------------------------------------------------------------------------------------------------
35.01 to 40.00              727      117,883,621.67      14.31     38.09    6.935     685     75.14       337       335        2
------------------------------------------------------------------------------------------------------------------------------------
40.01 to 45.00              866      153,791,368.39      18.67     43.13    6.921     683     76.15       340       338        2
------------------------------------------------------------------------------------------------------------------------------------
45.01 to 50.00             1,283     227,850,177.07      27.66     48.11    6.968     678     77.12       340       339        2
------------------------------------------------------------------------------------------------------------------------------------
50.01 to 55.00               63      17,304,827.17       2.10      52.62    6.914     675     78.45       349       348        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,849    $823,843,128.02     100.00%    37.96%   6.910%    683     75.85%      337       335        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       9